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                                 AMENDMENT NO. 1
                  TO  WOOL  BAY  PROPERTY  OPTION  AGREEMENT
                  ------------------------------------------


THIS  AGREEMENT  dated  as  of  the  15th  day  of  April,  2003.


BETWEEN:

         4763  NWT  LTD.,
         ---------------
         a  company  incorporated  under  the laws of the Northwest Territories

         (hereinafter  called  "NWT")

AND:

         NORTH AMERICAN GENERAL RESOURCES CORPORATION., a Nevada corporation
         -------------------------------------------------

         (hereinafter  called  "NAGR")


WHEREAS:

A. The parties entered into an option agreement dated May, 2002 (the "Option Agreement") pursuant to which NAGR was granted the option to earn a 70% interest in the Wool Bay Mineral Property (the "Property"), as more particularly described in the Option Agreement.

B. NAGR is required to spend $4,000 Cdn. on the Property in each of the four years following the date of the Option Agreement.

C.     NAGR  wishes  to obtain an immediate vested 70% interest in the Property.

NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements hereinafter provided THE PARTIES HAVE AGREED AND DO HEREBY AGREE AS
FOLLOWS:

1. In consideration of the immediate payment of $2,000, NWT hereby waives the property work requirements set out in paragraph 5 of the Option Agreement and NAGR shall be deemed to have completed its work requirements under the Option Agreement and to have acquired a 70% vested interest in the Property.

2. The parties agree that notwithstanding the waiver by NWT of NAGR'S work obligations under the Option Agreement, NWT shall not be
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obligated  to  contribute its share of any work programs under the Joint Venture
Agreement until such time as the aggregate expenditures by NAGR shall be equal to $16,000.

3. The parties agree to enter into such further and other documents as may be necessary to give effect to this Agreement.

4. This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.


4763  NWT  LTD.
by  its  authorized  signatory:

/s/ Louis Covello
______________________________
Signature  of  Authorized  Signatory
Louis Covello
______________________________
Name  of  Authorized  Signatory
President
______________________________
Position  of  Authorized  Signatory


NORTH  AMERICAN  GENERAL  RESOURCES  CORP.
by  its  authorized  signatory:

/s/ Teresita Ortiz
______________________________
Signature  of  Authorized  Signatory
Teresita Ortiz
______________________________
Name  of  Authorized  Signatory
Secretary
______________________________
Position  of  Authorized  Signatory





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